497(e)
                                                                         2-30070

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AXA Equitable Life Insurance Company

SUPPLEMENT DATED JANUARY 3, 2006 TO THE CURRENT VARIABLE ANNUITY PROSPECTUSES AND SUPPLEMENTS TO PROSPECTUSES FOR

EQUI-VEST(R) EMPLOYER-SPONSORED RETIREMENT PROGRAMS
EQUI-VEST(R) TSA ADVANTAGE(SM)
EQUI-VEST(R) VANTAGE(SM)
EQUI-VEST(R) STRATEGIES
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This Supplement modifies certain information in the above-referenced Prospectus and Supplements to Prospectus and Statements of Additional Information, dated May 1, 2005, as previously supplemented (together the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus without charge upon request. Please contact the customer service group referenced in your prospectus.

On or about January 3, 2006, we plan to allow additional types of contributions and transfers for TSA contracts.

The following changes are made to the prospectus for EQUI-VEST
Employer-Sponsored Retirement Programs and apply to all contracts listed above.

1. Under "Contract features and benefits" in "How you can purchase and contribute to your contract," please note the following additions in the table found in that section:

------------------------------------------------------------------------------------------------------------------------------------
 Contract type              Source of contributions                           Limitations on contributions
------------------------------------------------------------------------------------------------------------------------------------
TSA and University TSA     o Designated Roth contributions under Section     o Rollovers from Roth IRAs are not permitted.
                             402A of the Code.                                 Rollovers of funds from designated Roth
                                                                               contribution accounts under 401(k) plans and
                           o Direct transfers of designated Roth               403(b) arrangements are currently not
                             contribution funds from another 403(b)            permitted.
                             arrangement, if permitted by the plan.
                                                                             o All salary reduction contributions (whether
                                                                               designated Roth or pre-tax) may not exceed the
                                                                               total maximum ($15,000 in 2006 and age 50
                                                                               catch up of $5,000)
------------------------------------------------------------------------------------------------------------------------------------

2. Under "Tax Information" in Tax-sheltered annuity arrangements (TSAs)," please note the following which replaces the heading and the 4th and 5th sentences of the opening paragraph of the sub-section currently entitled "Annual contributions":

ANNUAL CONTRIBUTIONS MADE THROUGH THE EMPLOYER'S PAYROLL.

These contributions are called "salary reduction contributions" or "elective deferral contributions" and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective pre-tax employer contributions or contributions treated as after-tax employee contributions. Beginning in 2006, if the employer's plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" under Section 402A of the Code which are made on an after-tax basis to the 403(b) arrangement.

3. Under "Tax Information" in "Tax-sheltered annuity arrangements (TSAs)," the following is added as the last paragraph of the sub-section currently entitled "Rollover or direct transfer contributions"

If permitted by the employer's plan and subject to our documentation requirements and procedures, we will accept direct transfers of designated Roth contribution funds from another 403(b) arrangement. We are currently not accepting direct rollovers of designated Roth contribution funds from another 403(b) arrangement or a 401(k) plan.

4. Under "Tax Information" in "Distributions from Qualified Plans and TSAs," the following is added as the last two paragraphs of the sub-section entitled "Withdrawal Restrictions.":

Withdrawals from TSA contracts with designated Roth contribution funds or transfers of designated Roth contribution funds from another 403(b) arrangement are subject to the existing restrictions on distributions from TSA contracts.

888-1388 (1/06)                                               Cat #135952 (1/06)
EV (New Biz/In-force(A.R.)                                                X01281
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If permitted by the plan, the annuitant may elect the source of a withdrawal, transfer, loan or other transaction or distribution permitted under the plan and TSA contract to be made from the designated Roth contribution account, an account with direct transfers of designated Roth contribution funds from another 403(b) arrangement, or from any other accounts maintained for the annuitant under the TSA contract. Unless the annuitant specifically requests that we process withdrawals from the designated Roth contribution account source, all transactions will be automatically processed from the pre-tax portion of the account value.

5. Under "Tax Information" in "Distributions from Qualified Plans and TSAs," the following is added as the last two paragraphs of the sub-section entitled "Tax treatment of distributions from qualified plans and TSAs.":

DESIGNATED ROTH CONTRIBUTION ACCOUNT.

The tax treatment of distributions from designated Roth contribution accounts under Section 403(b) plans has not yet been clarified by federal tax guidance other than Section 402A of the Code. Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income.

6. Under "Tax Information" in "Distributions from Qualified Plans and TSAs," the following is added after the 5th paragraph of the sub-section entitled "Tax deferred rollovers and direct transfers"

Funds attributable to designated Roth contributions may be directly rolled over only to a Roth IRA or another "designated Roth contribution account" under a 401(k) plan or another 403(b) arrangement.

7. Under "Tax Information" in "Distributions from Qualified Plans and TSAs," the following is added at the end of the sub-section entitled "Tax deferred rollovers and direct transfers":

Funds attributable to designated Roth contributions may be directly transferred only to another "designated Roth contribution account" under another 403(b) arrangement.

8. Under "Tax Information" in "Distributions from Qualified Plans and TSAs," the following is added to the sub-section entitled "Distribution Requirements"

Required minimum distribution rules also apply to designated Roth contribution funds under a 403(b) arrangement.

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